UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2015

Banner Corporation

(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue

Walla Walla, Washington 99362

(Address of principal executive offices and zip code)

(509) 527-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 18, 2015, Banner Corporation (“Banner”) entered into an amendment (the “Merger Agreement Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 5, 2014 by and among SKBHC Holdings LLC (“Holdings”), Starbuck Bancshares, Inc. (“Starbuck”) and Banner. Pursuant to the Merger Agreement Amendment, the number of vacancies on the Banner board of directors reserved for representatives of Holdings investors who entered into Investor Letter Agreements with Banner has decreased from three to two, and the number of vacancies reserved for independent directors who are currently members of the Holdings board of directors or other mutually agreed persons has increased from two to three.

Other than as expressly modified pursuant to the Merger Agreement Amendment, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Banner on November 12, 2014, remains in full force and effect as originally executed on November 5, 2014. A copy of the Merger Agreement Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement Amendment is qualified in its entirety by reference to the full text of the Merger Agreement Amendment.

Also, on May 18, 2015, Banner entered into an amendment (the “ILA Amendment” and together with the Merger Agreement Amendment, the “Amendments”) to the Investor Letter Agreement (the “Investor Letter Agreement”), dated as of November 5, 2014, by and among GS Capital Partners VI Fund, L.P., GS Capital Partners VI GmBH & Co. KG, GS Capital Partners VI Offshore Fund, L.P. and GS Capital Partners VI Parallel, L.P. (collectively, the “Subject Sellers”) and Banner. Pursuant to the ILA Amendment, the right of the Subject Sellers to appoint a board representative to the boards of directors of Banner and its subsidiary Banner Bank under the Investor Letter Agreement is terminated, and all provisions in the Investor Letter Agreement related to such right shall have no further force or effect.

Other than as expressly modified pursuant to the ILA Amendment, the Investor Letter Agreement, which was previously filed as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Banner on November 12, 2014, remains in full force and effect as originally executed on November 5, 2014. A copy of the ILA Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the ILA Amendment is qualified in its entirety by reference to the full text of the ILA Amendment.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

2.1	Amendment to Agreement and Plan of Merger, dated May 18, 2015 by and between SKBHC Holdings LLC, Starbuck Bancshares, Inc., Banner Corporation and Elements Merger Sub, LLC.
10.1	Amendment to Investor Letter Agreement, dated May 18, 2015 by and between Banner Corporation and GS Capital Partners VI Fund, L.P. and certain of its affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: May 19, 2015	By: /s/ Lloyd W. Baker
Lloyd W. Baker Executive Vice President and Chief Financial Officer